SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ----------------------

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                 DATE OF REPORT (date of earliest event reported)

                                 MAY 15, 2002

                              Halliburton Company
           (Exact name of registrant as specified in its charter)

State or other                    Commission                IRS Employer
jurisdiction                      File Number               Identification
of incorporation                                            Number

Delaware                            1-3492                  No. 75-2677995

                              3600 Lincoln Plaza
                            500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600




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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On May 15, 2002 registrant issued a press release entitled "Halliburton 2002 Shareholders' Meeting and Second Quarter Dividend," pertaining to an announcement that at registrant's annual shareholders' meeting, registrant's shareholders elected all 12 nominees to the board of directors, approved the adoption of an employee stock purchase plan and voted against a shareholder proposal. Following the shareholders' meeting registrant's board of directors declared a second quarter dividend of 12.5 cents per share on registrant's common stock payable June 27, 2002 to shareholders of record at the close of business on June 6, 2002.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)    Exhibits.

                Exhibit 20 - Press release dated May 15, 2002.





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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 HALLIBURTON COMPANY




Date:  May 15, 2002              By: /s/ Susan S. Keith
                                     -------------------------------------------
                                         Susan S. Keith
                                         Vice President and Secretary




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                                 EXHIBIT INDEX



Exhibit                                                        Sequentially
Number                     Description                         Numbered Page

20                         Press Release of                    5 of 5
                           May 15, 2002
                           Incorporated by Reference





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